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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


       Date of Report (Date of earliest event reported): October 17, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                       1-12387                 76-0515284
(State or other jurisdiction of         (Commission          (I.R.S. Employer of
 incorporation or organization)         File Number)            Incorporation
                                                             Identification No.)


        500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS               60045
          (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On October 17, 2007, Tenneco Inc. announced that it has changed the size of its Board of Directors to nine members and that Dennis J. Letham has been elected to the company's Board of Directors by action of the Board of Directors on that date. The Board of Directors also appointed Mr. Letham to be a member of the Audit Committee of the company's Board of Directors, effective immediately. Consistent with past practice, Mr. Letham received a grant of 747 shares of restricted stock, representing a pro rata portion of the annual grant of 3,500 shares of restricted stock granted to each of the other outside directors in January 2007. Mr. Letham will also receive the pro rata portion of the annual retainer fee paid to outside directors for 2007. Mr. Letham's election is described in the company's press release, dated October 17, 2007, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
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99.1               Press release issued October 17, 2007


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TENNECO INC.


Date:  October 18, 2007                  By:  /s/ David A. Wardell
                                              -------------------------------
                                              David A. Wardell
                                              Senior Vice President, General
                                              Counsel and Corporate Secretary